TOUCHSTONE INVESTMENT TRUST
                          PROSPECTUS DATED MAY 1, 2001
                      SUPPLEMENT DATED SEPTEMBER 18, 2001


THE FOLLOWING INFORMATION REPLACES INFORMATION FOR THE TOUCHSTONE BOND FUND AND THE TOUCHSTONE INTERMEDIATE TERM GOVERNMENT INCOME FUND FOUND UNDER THE HEADING "THE FUND'S MANAGEMENT" ON PAGE 34 OF THE PROSPECTUS:

FUND SUB-ADVISOR TO THE TOUCHSTONE BOND FUND AND THE TOUCHSTONE INTERMEDIATE TERM GOVERNMENT INCOME FUND
FORT WASHINGTON INVESTMENT ADVISORS, INC. (FORT WASHINGTON)
420 EAST FOURTH STREET, CINCINNATI, OH 45202

Timothy J. Policinski, CFA, Vice President and Senior Portfolio Manager, Fixed Income, joined Fort Washington Investment Advisors in June of 2001. Prior to joining Ft. Washington, he was employed by Lincoln Investment Management, Ft. Wayne, Indiana, as Vice President, Public Bond Manager since 1997. Prior to 1997, Mr. Policinski was also a portfolio manager with Lincoln Investment Management for total return accounts, mutual funds and variable annuity mutual funds since 1994.